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                                    AGREEMENT


	THIS AGREEMENT entered into by and between Netweave Corporation ("NWC"), a Delaware corporation, having principal offices at 2006
Chancellor Street, Philadelphia, Pennsylvania, 19103, and Vertex
Industries, Inc. ("Vertex"), a New Jersey corporation, having principal offices located at 23 Carol Street, Clifton, New Jersey, 07014.

	WHEREAS, Vertex has expressed interest in assuming the cost of the Netweave product line operation as support for a License Agreement which shall be entered into simultaneously herewith between Vertex and Netweave, which License Agreement shall grant Vertex a non-exclusive license to develop, market, sell and support the Netweave product line worldwide; and

	WHEREAS, Netweave wishes to enter into an agreement whereby Vertex would assume the costs of the Netweave product line operation and believes it to be in the best interest of NWC to enter into such Agreement;

	NOW, THEREFORE, in consideration of the promises and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

	1.	As of the effective date of the License Agreement between the parties for the Netweave product line as described in said License
Agreement, Vertex shall assume all costs of the Netweave product line operation, including payment of employees on an employment-at-will basis, rent and ancillary expenses.

	2.	NWC shall permit Vertex to use its computers and furniture
used for the Netweave product line operation.

	3.	This Agreement shall not be modified or amended except in
writing signed by the parties hereto. This Agreement constitutes the entire agreement between the parties hereto with regard to the subject matter hereof, and there are no agreements, understandings, restrictions, warranties or representations relating to said subject matter between the parties other than those set forth herein or herein provided for.

	IN WITNESS WHEREOF, the parties have executed this Agreement this 18th day of February, 1997.


                                NETWEAVE CORPORATION
                        	BY:  s/ W.H. Highleyman

                                VERTEX INDUSTRIES, INC.
                         	BY:  s/ Ronald C. Byer